AMENDED AND RESTATED BY-LAWS

OF

INHIBITEX, INC.

ARTICLE I

OFFICES

Section 1.1. Registered Office. The registered office of the Corporation within the State of Delaware shall be in the City of Wilmington, County of New Castle, and the name of the registered agent shall be The Corporation Trust Company.

Section 1.2. Other Offices. The Corporation may also have offices and places of business at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 2.1. Place of Meetings. All meetings of stockholders shall be held at the principal office of the Corporation, or at such other place within or without the State of Delaware as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2.2. Annual Meetings. The annual meeting of stockholders for the election of directors shall be held at such time on such day, other than a legal holiday, as the Board of Directors in each such year determines. At the annual meeting, the stockholders entitled to vote for the election of directors shall elect, by a plurality vote, a Board of Directors and transact such other business as may properly come before the meeting.

Section 2.3. Special Meetings. Special meetings of stockholders, for any purpose or purposes, may be called as provided in the Amended and Restated Certificate of Incorporation. At any special meeting of stockholders, only such business may be transacted as is related to the purpose or purposes set forth in the notice of such meeting. No stockholder of the Corporation shall require the Board of Directors to call a special meeting of stockholders of the Corporation or to propose business at a special meeting of stockholders.

Section 2.4. Notice of Meetings. Notice of every meeting of stockholders, stating the place, date and hour thereof and, in the case of a special meeting of stockholders, the purpose or purposes thereof, shall be given not less than 10 nor more than 60 days before the date of the meeting, either personally, by mail or by electronic transmission as permitted by law, by or at the direction of the Chairman of the Board, the Secretary, or the persons calling the meeting in accordance with the Amended and Restated Certificate of Incorporation, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his, her or its address as it appears on the stock transfer books of the Corporation. Nothing herein contained shall preclude the stockholders from waiving notice as provided in Section 4.1 hereof.

Section 2.5. Quorum. The holders of a majority of the issued and outstanding shares of stock of the Corporation entitled to vote, represented in person or by proxy, shall be necessary to and shall constitute a quorum for the transaction of business at any meeting of stockholders. If, however, such quorum shall not be present or represented at any meeting of stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. Notwithstanding the foregoing, if after any such adjournment the Board of Directors shall fix a new record date for the adjourned meeting, or if the adjournment is for more than 30 days, a notice of such adjourned meeting shall be given as provided in Section 2.4 of these Amended and Restated By-Laws, but such notice may be waived as provided in Section 4.1 hereof.

Section 2.6. Voting. The voting rights of stockholders shall be as provided in the Amended and Restated Certificate of Incorporation.

Section 2.7. Proxies. Every stockholder entitled to vote at a meeting may authorize another person or persons to act for such stockholder by proxy. Each proxy shall be in writing executed by the stockholder giving the proxy or by his duly authorized attorney. No proxy shall be valid after the expiration of three (3) years from its date, unless a longer period is provided for in the proxy. Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it, or his legal representatives or assigns except in those cases where an irrevocable proxy permitted by statute has been given.

Section 2.8. Stock Records. The Secretary or agent having charge of the stock transfer books shall prepare and make, at least 10 days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order and showing the address of and the number and class and series, if any, of shares held by each stockholder. Such list, for a period of 10 days prior to such meeting, shall be kept at the principal place of business of the Corporation or at the office of the transfer agent or registrar of the Corporation and such other places as required by statute and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder at any time during the meeting.

Section 2.9. Conduct of Meeting. The Chairman of the Board shall preside at all meetings of the stockholders. In the absence of the Chairman of the Board, the Chief Executive Officer shall preside at all such meetings. In the absence of the Chairman of the Board or the Chief Executive Officer, the President shall preside at all such meetings. If none of the Chairman of the Board, the Chief Executive Officer or the President is present, then any other director chosen by the directors in attendance shall preside. To the maximum extent permitted by law, such presiding person shall have the power to set procedural rules, including but not limited to rules reflecting the time allotted to stockholders to speak, governing all aspects of the conduct of such meetings. The Secretary of the Corporation, or, in his or her absence, an Assistant Secretary, if any, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present, the person presiding at the meeting shall appoint a secretary of the meeting.

Section 2.10. Inspectors and Judges. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election or judges of the vote, as the case may be, to act at the meeting or any adjournment thereof. If an inspector or inspectors or judge or judges are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors or judges. In case any person who may be appointed as an inspector or judge fails to appear or act, the vacancy may be filled by appointment made by the person presiding at the meeting. Each inspector or judge, if any, before entering upon the discharge of his duties, shall take and sign an oath to faithfully execute the duties of inspector or judge at such meeting with strict impartiality and according to the best of his ability. The inspectors or judges, if any, shall determine the number of shares of stock outstanding and the voting power of each class and series, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors or judge or judges, if any, shall make a report in writing on any challenge, question or matter determined by him or them and execute a certificate of any fact found by him or them.

Section 2.11. Stockholder Proposals. At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is a stockholder of record at the time of giving of the notice provided for in this Section 2.11, who shall be entitled to vote at such meeting and who complies with the procedures set forth below. For business to be properly brought before an annual meeting of stockholders, such stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the annual meeting with respect to which such notice is to be tendered is not held within 30 days before or after such anniversary date, notice by the stockholder to be timely must be received no later than the close of business on the 10th day following the day on which notice of the date of the meeting or public disclosure thereof was given or made. Such stockholder’s notice shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a description of the business desired to be brought before the meeting with reasonable particularity, including the exact text of any proposal to be presented for adoption, and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business and such stockholder’s phone number and business address and phone number, (c) the class and the number of shares of stock of the Corporation which are beneficially owned and owned of record by the stockholder, (d) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with such business and any material interest of the stockholder in such business, (e) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting and (f) a representation whether the stockholder intends or is part of a group which intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal and/or (ii) otherwise to solicit proxies from stockholders in support of such proposal. Notwithstanding anything in these Amended and Restated By-Laws to the contrary, no business shall be conducted at a stockholder meeting except in accordance with the procedures set forth in this Section 2.11. If the Board of Directors shall determine, based on the facts, that business was not properly brought before the meeting in accordance with the procedures set forth in this Section 2.11, the Chairman of the Board or the person presiding at such meeting shall so declare to the meeting and any such business not properly brought before such meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.11, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder with respect to the matters set forth in this Section 2.11. Notwithstanding the foregoing provisions of this Section 2.11, to the extent permitted by law, if the stockholder (or the qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. Notwithstanding the foregoing provisions of this Section 2.11, stockholder nominations of persons for election to the Board of Directors shall be governed by the Amended and Restated Certificate of Incorporation. Nothing in this Section 2.11 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 of the Exchange Act.

Section 2.12. Certain Rules of Procedure Relating to Stockholder Meetings. All stockholder meetings, annual or special, shall be governed in accordance with the following rules:

The chairman of the meeting shall preside over and conduct the meeting in a fair and reasonable manner, and all questions of procedure or conduct of the meeting shall be decided solely by the chairman of the meeting. The chairman of the meeting shall have all power and authority vested in a presiding officer by law or practice to conduct an orderly meeting. Among other things, the chairman of the meeting shall have the power to adjourn or recess the meeting, to silence or expel persons to ensure the orderly conduct of the meeting, to declare motions or persons out of order, to prescribe rules of conduct and an agenda for the meeting, to impose reasonable time limits on questions and remarks by any stockholder, to limit the number of questions a stockholder may ask, to limit the nature of questions and comments to one subject matter at a time as dictated by any agenda for the meeting, to limit the number of speakers or persons addressing the chairman of the meeting or the meeting, to determine when the polls shall be closed, to limit the attendance at the meeting to stockholders of record, beneficial owners of stock who present letters from the record holders confirming their status as beneficial owners, and the proxies of such record and beneficial holders, and to limit the number of proxies a stockholder may name.

ARTICLE III

DIRECTORS

Section 3.1. Number. The number of directors of the Corporation which shall constitute the entire Board of Directors shall be fixed from time to time by a vote of a majority of the entire Board of Directors.

Section 3.2. Nomination, Classification, Election, Term, Removal, Vacancies, Resignation and Newly Created Directorships. The nomination, classification, election, term, removal and newly created directorships shall be governed by the Amended and Restated Certificate of Incorporation and by the remainder of this Section 3.2. Any director may resign at any time upon notice of resignation to the Corporation. Subject to the rights of the holders of any series of Preferred Stock, the ability of the Board of Directors to fill any vacancy on the Board of Directors or newly created directorships as provided in the Amended and Restated Certificate of Incorporation, and applicable law, only persons who are nominated in accordance with the procedures set forth in this Section 3.2 shall be eligible to serve as directors. Nominations of persons for election to the Board of Directors may be made (i) by or at the direction of the Board of Directors or a committee thereof or (ii) in connection with any annual meeting of stockholders by any stockholder of the Corporation who is a stockholder of record at the time of giving notice provided for in this Section 3.2, who shall be entitled to vote for the election of directors at the meeting and who complies with the procedures set forth below. Any such nominations (other than those made by or at the direction of the Board of Directors) must be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the annual meeting with respect to which such notice is to be tendered is not held within 30 days before or after such anniversary date, notice by the stockholder to be timely must be received no later than the close of business on the 10th day following the day on which notice of the meeting or public disclosure thereof was given or made. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation’s books, of such stockholder and such stockholder’s phone number and business address and phone number, (ii) the class and number of shares of stock of the Corporation which are beneficially owned and owned of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with such nomination and any material interest of such stockholder in such nomination, (iv) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such nomination before the meeting, and (v) a representation whether such stockholder intends or is a part of a group which intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve such election and/or (B) otherwise to solicit proxies from stockholders in support of such nomination. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. If the Board of Directors shall determine, based on the facts, that a nomination was not made in accordance with the procedures set forth in this Section 3.2, the Chairman of the Board of Directors or the person presiding at such meeting shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 3.2, to the extent permitted by law, if such stockholder (or a qualified representative of such stockholder) does not appear at the annual meeting of stockholders of the Corporation to present a nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation. In addition to the foregoing provisions of this Section 3.2, a stockholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in this Section 3.2.

Section 3.3. Powers and Duties. Subject to the applicable provisions of law, these Amended and Restated By-Laws or the Amended and Restated Certificate of Incorporation, but in furtherance and not in limitation of any rights therein conferred, the Board of Directors shall have the control and management of the business and affairs of the Corporation and shall exercise all such powers of the Corporation and do all such lawful acts and things as may be exercised by the Corporation.

Section 3.4. Place of Meetings. All meetings of the Board of Directors may be held either within or without the State of Delaware.

Section 3.5. Annual Meetings. An annual meeting of the Board of Directors shall be held immediately following the annual meeting of stockholders, and no notice of such meeting shall be necessary in order to legally constitute the meeting, provided a quorum shall be present, or the Board of Directors may meet at such time and place as shall be determined by the Board of Directors.

Section 3.6. Regular Meetings. Regular meetings of the Board of Directors may be held upon such notice or without notice, and at such time and at such place as shall from time to time be determined by the Board of Directors.

Section 3.7. Special Meetings. Special meetings of the Board of Directors may be called by two or more members of the Board of Directors , the Chairman of the Board of Directors or the Chief Executive Officer. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 3.8. Notice of Meetings. Notice of each special meeting of the Board of Directors (and of each regular meeting for which notice shall be required) shall be given by the Secretary or an Assistant Secretary or by the officer or directors calling the meeting and shall state the place, date and time of the meeting. Notice of each such meeting shall be given orally, sent by electronic transmission, or mailed to each director at his residence or usual place of business at least 24 hours in advance of such meeting. If notice of less than 3 days is given, it shall be oral, whether by telephone or in person, or sent by overnight mail, electronic transmission or facsimile. If mailed, the notice shall be given when deposited in the United States mail, postage prepaid. Notice of any adjourned meeting, including the place, date and time of the new meeting, shall be given to all directors not present at the time of the adjournment, as well as to the other directors unless the place, date and time of the new meeting is announced at the adjourned meeting. Nothing herein contained shall preclude the directors from waiving notice as provided in Section 4.1 hereof.

Section 3.9. Quorum and Voting. At all meetings of the Board of Directors, a majority of the entire Board of Directors shall be necessary to, and shall constitute a quorum for, the transaction of business at any meeting of directors, unless otherwise provided by any applicable provision of law, by these Amended and Restated By-Laws, or by the Amended and Restated Certificate of Incorporation. The act of a majority of the directors present at the time of the vote, if a quorum is present at such time, shall be the act of the Board of Directors, unless otherwise provided by an applicable provision of law, by these Amended and Restated By-Laws or by the Amended and Restated Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, until a quorum shall be present.

Section 3.10. Compensation. The Board of Directors, by the affirmative vote of a majority of the directors then in office, and irrespective of any personal interest of any of its members, shall have authority to establish reasonable compensation of all directors for services to the Corporation as directors, officers or otherwise.

Section 3.11. Books and Records. The directors may keep the books of the Corporation, except such as are required by law to be kept within the state, outside of the State of Delaware, at such place or places as they may from time to time determine.

Section 3.12. Action without a Meeting. Any action required or permitted to be taken by the Board of Directors, or by a committee of the Board of Directors, may be taken without a meeting if all members of the Board of Directors or the committee, as the case may be, consent in writing or by electronic transmission to the adoption of a resolution authorizing the action. Any such resolution and the written or electronic consents thereto by the members of the Board of Directors or committee shall be filed with the minutes of the proceedings of the Board of Directors or committee. Such filings shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 3.13. Telephone Participation. Any one or more members of the Board of Directors, or any committee of the Board of Directors, may participate in a meeting of the Board of Directors or committee by means of a conference telephone call or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

Section 3.14. Committees of the Board. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each consisting of one or more directors. The Board of Directors may designate one or more directors as alternate members of any such committee. Such alternate members may replace any absent member or members at any meeting of such committee. Each committee (including the members thereof) shall serve at the pleasure of the Board of Directors and shall keep minutes of its meetings and report the same to the Board of Directors. Except as otherwise provided by law, each such committee, to the extent provided in the resolution establishing it, shall have and may exercise all the authority of the Board of Directors with respect to all matters.

ARTICLE IV

WAIVER

Section 4.1. Waiver. Whenever a notice is required to be given by any provision of law, by these Amended and Restated By-Laws, or by the Amended and Restated Certificate of Incorporation, a waiver thereof in writing or by electronic transmission, whether before or after the time stated therein, shall be deemed equivalent to such notice. In addition, any stockholder attending a meeting of stockholders in person or by proxy without protesting prior to the conclusion of the meeting the lack of notice thereof to him or her, and any director attending a meeting of the Board of Directors without protesting prior to the meeting or at its commencement such lack of notice, shall be conclusively deemed to have waived notice of such meeting.

ARTICLE V

OFFICERS

Section 5.1. Executive Officers. The officers of the Corporation shall be a President or a Chief Executive Officer, a Secretary and a Treasurer. Any person may hold two or more of such offices. The officers of the Corporation shall be elected annually (and from time to time by the Board of Directors, as vacancies occur), at the annual meeting of the Board of Directors following the meeting of stockholders at which the Board of Directors was elected.

Section 5.2. Other Officers. The Board of Directors may appoint such other officers and agents, including Senior Vice Presidents, Vice Presidents, Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers, as it shall at any time or from time to time deem necessary or advisable.

Section 5.3. Authorities and Duties. All officers, as between themselves and the Corporation, shall have such authority and perform such duties in the management of business and affairs of the Corporation as may be provided in these Amended and Restated By-Laws, or, to the extent not so provided, as may be prescribed by the Board of Directors.

Section 5.4. Tenure and Removal. The officers of the Corporation shall be elected or appointed to hold office until their respective successors are elected or appointed. All officers shall hold office at the pleasure of the Board of Directors, and any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors for cause or without cause at any regular or special meeting.

Section 5.5. Vacancies. Any vacancy occurring in any office of the Corporation, whether because of death, resignation or removal, with or without cause, or any other reason, shall be filled by the Board of Directors.

Section 5.6. Compensation. The salaries and other compensation of all officers and agents of the Corporation shall be fixed by or in the manner prescribed by the Board of Directors.

Section 5.7. Chairman of the Board of Directors. The Chairman of the Board of Directors shall be a director and shall preside at all meetings of the Board of Directors and stockholders at which he shall be present, and shall have such power and perform such duties as may from time to time be assigned him by the Board of Directors.

Section 5.8. Chief Executive Officer. The Chief Executive Officer shall have general supervision of the business and affairs of the Corporation and shall have such powers and duties as the Board of Directors may from time to time prescribe. In the absence of the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and directors.

Section 5.9. President. The President shall have such powers and duties as the Board of Directors may from time to time prescribe or as may be assigned to him or her from time to time by the Chief Executive Officer or the Board of Directors.

Section 5.10. Vice President. Each Vice President (including Senior Vice Presidents and Assistant Vice Presidents), if any, shall perform such duties as may from time to time be assigned to him or her by the President, the Chief Executive Officer or the Board of Directors.

Section 5.11. Secretary. The Secretary shall attend all meetings of the stockholders and all meetings of the Board of Directors and shall record all proceedings taken at such meetings in a book to be kept for that purpose; the Secretary shall have the authority to give all notices of meetings of stockholders and meetings of the Board of Directors in accordance with the provisions of these Amended and Restated By-Laws or as required by law; the Secretary shall be the custodian of the records and of the corporate seal or seals of the Corporation; the Secretary shall have authority to affix the corporate seal or seals to all documents, the execution of which, on behalf of the Corporation, under its seal, is duly authorized, and when so affixed it may be attested by the Secretary’s signature; and in general, the Secretary shall perform all duties incident to the office of the Secretary of a corporation, and such other duties as the Board of Directors may from time to time prescribe. An Assistant Secretary may fulfill any of the duties of the Secretary in the absence of the Secretary or at the request of the Secretary.

Section 5.12. Treasurer. The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit, or cause to be deposited, in the name and to the credit of the Corporation, all moneys and valuable effects in such banks, trust companies, or other depositories as shall from time to time be selected by the Board of Directors. The Treasurer shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation; the Treasurer shall render to the President, the Chief Executive Officer and each member of the Board of Directors, whenever requested, an account of all of his transactions as Treasurer and of the financial condition of the Corporation; and in general, the Treasurer shall perform all of the duties incident to the office of the Treasurer of a corporation, and such other duties as the Board of Directors may from time to time prescribe.

Section 5.13. Other Officers. The Board of Directors may also elect or may delegate to the President or the Chief Executive Officer the power to appoint such other officers as it may at any time or from time to time deem advisable, and any officers so elected or appointed shall have such authority and perform such duties as the Board of Directors, the President or the Chief Executive Officer, if he or she shall have appointed them, may from time to time prescribe.

ARTICLE VI

PROVISIONS RELATING TO STOCK AND STOCKHOLDERS

Section 6.1. Shares of Stock. Shares of the capital stock of the Corporation may be certificated or uncertificated, as provided under the General Corporation Law of the State of Delaware. Each stockholder, upon written request to the transfer agent or registrar of the Corporation, shall be entitled to a certificate of the capital stock of the Corporation in such form as may from time to time be prescribed by the Board of Directors. Such certificate shall have the signature (or facsimile thereof) of the Chairman of the Board, the President, the Chief Executive Officer or any Vice President and of the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer and shall bear the seal of the Corporation or a facsimile thereof. Any certificate representing shares shall state upon its face (a) that the Corporation is formed under the laws of the State of Delaware, (b) the name of the person or persons to whom it is issued, (c) the number of shares which such certificate represents and (d) the par value, if any, of each share represented by such certificate. If any certificate is countersigned (a) by a transfer agent other than the Corporation or any employee of the Corporation, or (b) by a registrar other than the Corporation or any employee of the Corporation, any other signature on the certificate may be a facsimile. If the Corporation shall be authorized to issue more than one (1) class of stock or more than one (1) series of any class and certificates are issued with respect to any such class or series, the designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation may issue to represent such class of stock; provided that, except as otherwise provided by statute, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation may issue to represent such class or series of stock, a statement that the Corporation will furnish to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and rights.

Section 6.2. Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares of stock to receive dividends or other distributions, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of stock, and shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, except as otherwise required by law.

Section 6.3. Transfer of Stock. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars and may require any certificates for shares of capital stock to bear the signature or signatures of any of them. Subject to any restrictions on transfer and unless otherwise provided by the Board of Directors, shares of stock may be transferred only on the books of the Corporation, if such shares are certificated, by the surrender to the Corporation or the appropriate transfer agent, if any, of the Corporation, of a certificate representing shares of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and, in the event that the certificate refers to any agreement restricting transfer of the shares which it represents, proper evidence of compliance with such agreement, with transfer stamps (if necessary) affixed, or upon proper instructions from the holder of uncertificated shares, with such documentation as the Corporation or its transfer agent may reasonably require.

Section 6.4. Lost Certificates, etc. The Corporation may issue a new certificate for shares in place of any certificate theretofore issued by it, alleged to have been lost, mutilated, stolen or destroyed, and the Board of Directors may require the owner of such lost, mutilated, stolen or destroyed certificate, or such owner’s legal representatives, to make an affidavit of the fact and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, mutilation, theft or destruction of any such certificate or the issuance of any such new certificate.

Section 6.5. Record Date. For the purpose of determining the stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or to express written consent to any corporate action without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date. Such date shall not be more than sixty (60) nor less than ten (10) days before the date of any such meeting, nor more than sixty (60) days prior to any other action.

ARTICLE VII

GENERAL PROVISIONS

Section 7.1. Dividends and Distributions. Dividends and other distributions upon or with respect to outstanding shares of stock of the Corporation may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, bonds, property, or in stock of the Corporation. The Board of Directors shall have full power and discretion, subject to the provisions of the Amended and Restated Certificate of Incorporation or the terms of any other corporate document or instrument to determine what, if any, dividends or distributions shall be declared and paid or made.

Section 7.2. Checks, etc. All checks or demands for money and notes or other instruments evidencing indebtedness or obligations of the Corporation shall be signed by such officer or officers or other person or persons as may from time to time be designated by the Board of Directors.

Section 7.3. Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its incorporation and the words “Corporate Seal Delaware”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

Section 7.4. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

Section 7.5. General and Special Bank Accounts. The Board of Directors may authorize from time to time the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board of Directors may designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may be delegated by the Board of Directors from time to time. The Board of Directors may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Amended and Restated By-Laws, as it may deem expedient.

Section 7.6. Voting Stock of other Issuers. Except as otherwise ordered by the Board of Directors, the Chief Executive Officer shall have full power and authority on behalf of the Corporation to attend and to act and to vote at any meeting of the stockholders of any corporation of which the Corporation is a stockholder and to execute a proxy to any other person to represent the Corporation at any such meeting, and at any such meeting the Chief Executive Officer or the holder of such proxy, as the case may be, shall possess and may exercise any and all rights and powers incident to ownership of such stock and which, as owner thereof, the Corporation might have possessed and exercised if present. The Board of Directors may from time to time confer like powers upon any other person or persons.

ARTICLE VIII

INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHER PERSONS

Section 8.1. Indemnification by Corporation. The indemnification of directors, officers and other persons shall be as provided in the Amended and Restated Certificate of Incorporation.

ARTICLE IX

ADOPTION AND AMENDMENTS

Section 9.1. Power to Amend. The power to adopt, amend and repeal the By-Laws shall be as provided in the Amended and Restated Certificate of Incorporation.

Adopted: 2004

Amended and Restated: December 6, 2007 (to revise Sections 6.1 and 6.3)